Harding, Loevner Funds, Inc.

Supplement dated April 28, 2017 to the

Summary Prospectus for Global Equity Portfolio (Institutional Class Z)

dated February 28, 2017, as supplemented

Effective immediately, Harding Loevner LP has contractually agreed to lower the expense cap for the Global Equity Portfolio’s (the “Portfolio”) Institutional Class Z from 0.95% to 0.90%, through February 28, 2018.

Accordingly, effective immediately, the “Portfolio Fees and Expenses” section of the Portfolio’s Summary Prospectus is hereby deleted and replaced with the following:

This table describes the fees and expenses that you may pay if you buy and hold the Portfolio’s Institutional Class Z shares.

SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Redemption Fee (as a percentage of amount redeemed within 90 days or less from the date of purchase)	2.00%
ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%

Distribution (12b-1) Fees	None

Other Expenses[1]	0.73%
Total Annual Portfolio Operating Expenses	1.53%
Fee Waiver and/or Expense Reimbursement[2]	-0.63%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	0.90%

1 “Other Expenses” have been based on estimated amounts for the current fiscal year.

2 Harding Loevner LP has contractually agreed to waive a portion of its management fee and/or reimburse the Portfolio’s Institutional Class Z for its other operating expenses to the extent Total Annual Portfolio Operating Expenses (excluding dividend expenses, borrowing costs, interest expense relating to short sales, interest, taxes, brokerage commissions and extraordinary expenses), as a percentage of average daily net assets, exceed 0.90% through February 28, 2018.

Example: This example is intended to help you compare the cost of investing in the Portfolio’s Institutional Class Z with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio’s Institutional Class Z shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Institutional Class Z’s operating expenses remain the same, except that the example assumes the fee waiver and expense reimbursement agreement pertains only through February 28, 2018. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$92	$422	$775	$1,770

Investors Should Retain this Supplement for Future Reference.